SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2006

CBOT HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-32650	36-4468986
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 West Jackson Blvd.

Chicago, Illinois 60604

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (312) 435-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On October 17, 2006, in anticipation of the entry into the Agreement and Plan of Merger by and among CBOT Holdings, Inc. (the “Company” or “CBOT Holdings”), the Board of Trade of the City of Chicago, Inc. and Chicago Mercantile Exchange Holdings Inc. (“CME”) dated October 17, 2006, described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 18, 2006, the Compensation Committee of the Board of Directors of the Company adopted a Retention Policy (“Policy”) which, among other things, amended certain equity award agreements issued to the Company’s executive officers and provided that employees of the Company and its subsidiaries may become eligible to receive certain retention bonus and severance benefits after the merger. The purpose of the Policy is to reinforce and encourage the continued attention and dedication of employees of the Company and its subsidiaries, to help incentivize such employees, and to reward such employees for their efforts to ensure the Company’s continued performance prior to the merger.

Among other things, the Policy provides that, upon a change of control of the Company:

•	The equity awards issued to Messrs. Durkin, Johnson, Farrow, Malo and Ray that were granted prior to December 31, 2006 shall vest fully on the earlier of: (i) 12 months of employment with the surviving entity; or (ii) involuntary termination of employment.

•	All employees who earn a bonus for the fiscal year ending December 31, 2006, will receive a retention bonus. In the case of executive officers, this retention bonus will be equal to their 2006 bonus, prorated for the number of months of employment in 2007.

•	Employees that do not continue with the surviving entity after the merger and that do not have individual contractual severance arrangements with the Company will be entitled to receive certain severance benefits. In the case of executive officers without individual contractual severance arrangements with the Company, severance benefits will consist of: (i) 12 weeks of base pay, plus 2 weeks of base pay for each full year of service, up to a maximum of 52 weeks; (ii) 4 months of employer paid COBRA coverage for medical and dental insurance; and (iii) outplacement services.

IMPORTANT MERGER INFORMATION

In connection with the proposed merger of CBOT Holdings and CME, the parties intend to file relevant materials with the SEC, including a joint proxy statement/prospectus regarding the proposed transaction. Such documents, however, are not currently available. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about CBOT Holdings and CME without charge, at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. Copies of the joint proxy statement/prospectus can also be obtained, without charge, once they are filed with the SEC, by directing a request to CBOT Holdings, Inc., Attention: Investor Relations, at 141 West Jackson, Chicago, Illinois 60604 or calling (312) 435-3500.

CBOT Holdings, CME and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from CBOT Holdings shareholders in respect of the proposed transaction. Information regarding CBOT Holdings directors and executive officers is available in CBOT Holdings’ proxy statement for its 2006 annual meeting of stockholders, dated March 29, 2006. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

FORWARD-LOOKING STATEMENTS

Certain statements in this document and its attachments may contain forward-looking information regarding CBOT Holdings, CME and the combined company after the completion of the transactions that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These

statements include, but are not limited to, the benefits of the business combination transaction involving CBOT Holdings and CME including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of CBOT Holdings and CME and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of CBOT Holdings shareholders and members or CME shareholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; social and political conditions such as war, political unrest or terrorism; general economic conditions and normal business uncertainty. Additional risks and factors are identified in CBOT Holdings’ filings with the SEC, including its Report on Form 10-K for the fiscal year ending December 31, 2005 which is available on CBOT Holdings’ website at http://www.cbot.com.

You should not place undue reliance on forward-looking statements, which speak only as of the date of this document. Except for any obligation to disclose material information under the Federal securities laws, CBOT Holdings undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CBOT HOLDINGS, INC.

Date: October 23, 2006	By:	/s/ Bernard W. Dan
	Name:	Bernard W. Dan
	Title:	President and Chief Executive Officer